UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2014
GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, Oklahoma 73114
(Address of principal executive offices and zip code)

(405) 600-0711
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03	BANKRUPTCY OR RECEIVERSHIP.
As previously reported, on April 1, 2013, GMX Resources Inc. (the “Company” or “GMXR”) filed a voluntary petition (In re: GMX Resources Inc., Debtor, Case No. 13-11456) for reorganization under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Western District of Oklahoma (the “Bankruptcy Court”). Two of the Company’s subsidiaries, Diamond Blue Drilling Co. and Endeavor Pipeline, Inc. (collectively with the Company, the “Debtors”), also filed related petitions with the Bankruptcy Court (Case Nos. 13-11457 and 13-11458, respectively). The Company’s petition and its subsidiaries’ petitions are referred to herein collectively as the “Bankruptcy Case.” On December 5, 2013, the Debtors filed the First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code (as subsequently modified, the “Plan”). On January 7, 2014, the Debtors filed with the Bankruptcy Court a Notice of Debtors’ Initial Plan Supplement (together with all exhibits thereto, the “Plan Supplement”), which includes various documents that form part of the Plan. On January 22, 2014, the Debtors filed a revised Plan that contained non-material modifications to the Plan.
Confirmation of Joint Plan of Reorganization
On January 22, 2014 (the “Confirmation Date”), the Bankruptcy Court entered an Order Confirming First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Subsidiaries Under Chapter 11 of the Bankruptcy Code (the “Confirmation Order”), which is attached hereto as Exhibit 2.1. A final copy of the Plan as confirmed by the Bankruptcy Court is attached hereto as Exhibit 2.2. The Plan is not yet effective. Consummation of the Plan is subject to the satisfaction of certain conditions. The “Effective Date” of the plan will be the first business day after the Confirmation Date on which (1) all conditions to the effectiveness of the Plan have been satisfied or waived; and (2) no stay of the Confirmation Order is in effect.
The following is a summary of certain provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order. This summary is not intended to be a complete description of the Plan, and it is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement), attached hereto as Exhibit 2.2. Capitalized terms used but not defined in this report on Form 8-K shall have the meanings given to them in the Plan.
Material Features of the Plan
Designation of and Provisions for the Treatment of Classes of Claims
All claims of creditors and holders of equity interests (except for Administrative Claims and Priority Tax Claims) are placed in the classes set forth below.
Class 1. Senior Secured Noteholder Secured Claims: Class 1 shall be deemed allowed in the amount of $338,000,000.00. Except to the extent that a holder of a Senior Secured Noteholder Secured Claim shall have agreed in writing to a less favorable or a different treatment, on or as soon as reasonably practicable after the Effective Date, each holder of an allowed Senior Secured Noteholder Secured Claim shall receive, in full and final satisfaction, settlement, release and discharge of and in exchange for such Senior Secured Noteholder Secured Claim a number of shares of the new common stock authorized by the Plan to be issued by the Company on the Effective Date (“Reorganized GMXR Common Stock”) and/or New GMXR Interests (defined below) with a value equal to the formula provided in Section 4.01 of the Plan.
Class 2. Other Secured Claims: Except to the extent a holder of an allowed Other Secured Claim agrees to a less favorable or different treatment, on the latest of (x) the Effective Date, (y) the date on which an Other Secured Claim is allowed, and (z) such other date as may be ordered by the Bankruptcy Court, or, in each case, as soon as reasonably practicable thereafter, each allowed Other Secured Claim shall be, at the election of the Debtors, with the consent of the Consenting Senior Secured Noteholders, or the Reorganized Debtors, as applicable: (i) reinstated, (ii) paid in cash, in full satisfaction, settlement, release and discharge of such allowed Other Secured Claim, (iii) satisfied by the Debtors’ surrender of the collateral securing such Other Secured Claim, or (iv) offset against, and to the extent of, the Debtors’ claims against the Holder of such Other Secured Claim.
Class 3. Priority Non-Tax Claims: Except to the extent that a Holder of an Priority Non-Tax Claim agrees to a less favorable or different treatment, each holder of an unpaid allowed Priority Non-Tax Claim shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Priority Non-Tax Claim, cash equal to the full amount of its Priority Non-Tax Claim on the Distribution Date or such later date as agreed by the holder and the Debtors or the Reorganized Debtors.
Class 4. General Unsecured Claims: Class 4 consists of General Unsecured Claims, including, but not limited to, the

Senior Secured Notes Deficiency Claim, the Convertible Notes Claims, the Old Senior Notes Claims, the Old Senior Notes Guaranty Claims, the Second-Priority Notes Claims and any other claims secured by a lien that is junior in priority to the liens securing the Senior Secured Notes Claims.
Except to the extent a holder of an allowed General Unsecured Claim agrees to a less favorable or different treatment, on or as soon as reasonably practicable after the Effective Date, the Holders of allowed General Unsecured Claims shall receive their pro rata share of the (i) interests in the Creditor Trust (the “Common Trust Interests”) and (ii) $1.5 million in cash (the “Cash Distribution”), in accordance with the terms of the agreement governing the Creditor Trust (the “Trust Agreement”). The holders of the Senior Secured Notes Claims shall receive no recovery on account of the Senior Secured Notes Deficiency Claim or the Senior Secured Notes Adequate Protection Claims, which claims shall be deemed to be waived. On the Effective Date, or as soon as reasonably practicable thereafter, the Trustee shall distribute a portion of the Cash Distribution in the aggregate amount set forth in the Trust Agreement pro rata to holders of allowed General Unsecured Claims, other than the Senior Secured Notes Deficiency Claim and the Senior Secured Notes Adequate Protection Claims, in accordance with the Trust Agreement.
Class 5. Intercompany Claims: At the option of the Debtors, with the consent of the Consenting Senior Secured Noteholders, or the Reorganized Debtors, as applicable, or as otherwise required by the Bankruptcy Court in connection with confirmation of the Plan, each Intercompany Claim shall be, either (i) reinstated, in full or in part, and treated in the ordinary course of business, or (ii) eliminated in full or in part by offset, distribution, cancellation, assumption or contribution of such Intercompany Claim or otherwise; provided, however, that any election by the Debtors, with the consent of the Consenting Senior Secured Noteholders, or the Reorganized Debtors hereunder shall not impact any recoveries under this Plan. The holders of Intercompany Claims shall not receive or retain any property on account of such Intercompany Claims to the extent such claim is cancelled and discharged as provided herein.
Class 6. Equity Interests in GMXR: On the Effective Date, all rights and interests of holders of the Company’s common stock, par value $0.001 per share and any preferred equity securities in GMXR including, without limitation, the 9.25% Series B Cumulative Preferred Stock and Series A Junior Participating Preferred Stock (collectively, “GMXR Equity Interests”) shall be terminated, and the holders of GMXR Equity Interests shall not receive or retain any property or interest in property on account of their GMXR Equity Interests.
Class 7. Equity Interests in Debtor Subsidiaries: The holders of equity interests in the debtor subsidiaries shall receive no distribution or recovery on account of their existing equity interests in the debtor subsidiaries. Rather, on the Effective Date, equity interests in the debtor subsidiaries will be held directly by the reorganized Company (“Reorganized GMXR”) for the benefit of the Holders of Reorganized GMXR Common Stock. After the Effective Date, but no later than 15 Business Days after the Effective Date, the reorganized subsidiaries shall contribute their assets to a new limited partnership (“New GMXR”) in exchange for partnership interests in New GMXR (the “New GMXR Interests”) to be issued to the reorganized subsidiaries (the “Post-Reorganization Contribution”). After the Post-Reorganization Contribution, New GMXR shall own 100% of the assets of the reorganized subsidiaries.
DIP Facility Claims and Exit Facility
On the Effective Date, the DIP Facility Claims will be paid in full and in cash or refinanced by or converted into a new credit facility (the “Exit Facility”) in accordance with the terms of the credit agreement governing the Exit Facility (the “Exit Facility Credit Agreement”).
Sources of Consideration for Plan Distributions
All cash consideration necessary for the Debtors or the Reorganized Debtors, as applicable, to make payments or distributions on the Effective Date shall be obtained from cash on hand, including cash derived from business operations, and proceeds under the DIP Facility Agreement and Exit Facility Credit Agreement. All distributions made by the Trustee to beneficiaries of the Creditor Trust shall be obtained only from the Creditor Trust Assets.
Listing of the Reorganized GMXR Common Stock and Transfer Restrictions
On the Effective Date, the Reorganized Debtors and New GMXR shall be private companies. On the Effective Date, neither the Reorganized GMXR Common Stock nor the New GMXR Interests will be registered under the Exchange Act or listed on any national securities exchange and the Reorganized Debtors and New GMXR shall not be obligated to list the Reorganized GMXR Stock or the New GMXR Interests on a national securities exchange. The Reorganized GMXR Common Stock and New GMXR Interests will be subject to certain transfer and other restrictions pursuant to, among other things, a

Shareholders Agreement, the agreement of limited partnership of New GMXR and the new organizational documents of the Reorganized Debtors, New GMXR and the general partner of New GMXR, including restrictions intended to avoid reorganized GMXR or New GMXR becoming subject to registration and reporting requirements under the Exchange Act without the consent of either the board of directors or the shareholders of reorganized GMXR.
Restructuring Transactions
Pursuant to the Plan or the applicable Plan Supplement documents, the applicable Debtors or Reorganized Debtors and New GMXR shall enter into the Restructuring Transactions contemplated in Article V of the Plan, and shall take any actions as may be reasonably necessary or appropriate to effect a restructuring of their respective businesses or the overall organizational structure of Reorganized Debtors. The Restructuring Transactions may include one or more mergers, consolidations, restructurings, conversions, dissolutions, transfers or liquidations as may be determined by the Debtors or the Reorganized Debtors to be necessary or appropriate.
Treatment of Executory Contracts and Unexpired Leases
Except as otherwise provided in the Plan or elsewhere, each Reorganized Debtor shall be deemed to have assumed each Executory Contract and Unexpired Lease listed on the schedule filed as part of the Plan Supplement (as such schedule may be amended from time to time prior to the effective date). All Executory Contracts and Unexpired Leases assumed by reorganized GMXR shall be assigned to New GMXR on the Effective Date. All other Executory Contracts and Unexpired Leases not included in such schedule filed with the Plan Supplement will be rejected.
Equity Structure of Reorganized Debtors
As of the Effective Date, the Company will enter into a Second Amended and Restated Certificate of Incorporation of GMX Resources, Inc. (“Thunderbird Charter”), whereby, among other things, the Company’s name will change to Thunderbird Resources Equity Inc. The Thunderbird Charter authorizes the issuance of 20,000,000 shares of common stock of the par value of one tenth of one cent ($.001) per share. The number of shares of common stock to be issued by Thunderbird Resources Equity Inc., as Reorganized GMXR, out of its authorized shares, as well as the number of New GMXR Interests, will be determined as of, and issued on, the Effective Date in accordance with Section 4.01 of the Plan.
Assets and Liabilities of the Company
Information as to the assets and liabilities of the Company as of 12/31/13 is incorporated herein by reference to the schedules attached hereto as Exhibit 99.1 to this Form 8-K.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from our current expectations both in connection with the Bankruptcy Case and the Company’s business and financial prospects. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include management's expectations and desire to address the Company's financial challenges, preserve the value of assets and address important issues in an orderly way. These statements are based on certain assumptions and analysis made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the Company's properties. Such statements are subject to a number of risks, including but not limited to: (i) the ability of GMXR to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Case; (ii) the effects of the bankruptcy filing on GMXR and interests of various creditors, equity holders and other stakeholders; (iii) the effects of the bankruptcy filing on GMXR's liquidity or results of operations; (iv) Bankruptcy Court rulings in the Bankruptcy Case and the general outcome of the cases; (v) the length of time GMXR and its subsidiaries will operate under the Bankruptcy Case; (vi) risks associated with potential third-party motions in the Bankruptcy Case, which may interfere with GMXR's ability to achieve its Chapter 11 goals; (vii) GMXR's ability to execute its business or restructuring plans; (viii) increased costs related to GMXR's bankruptcy filing and other litigation; and (ix) the ability of GMXR to maintain contracts that are critical to its operation, including to obtain and maintain normal terms with its vendors, customers, landlords and service providers, and to retain key officers and employees. In the event that the risks discussed above and disclosed in GMXR's public filings cause results to differ materially from those expressed in GMXR's forward-looking statements, GMXR's business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's reports filed with the Securities and Exchange Commission on Form 10-K and 10-Q.
Additional information regarding the Company’s Chapter 11 proceedings are available on the internet at http://dm.epiq11.com/GMX.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit 2.1	Order Confirming First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Subsidiaries Under Chapter 11 of the Bankruptcy Code entered on January 22, 2014.
Exhibit 2.2	First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (confirmed by the Bankruptcy Court).
Exhibit 99.1	Schedules disclosing Company’s assets and liabilities as of 12/31/2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: January 27, 2014	By: Name: Title:	/s/ James A. Merrill James A. Merrill Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Order Confirming First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Subsidiaries under Chapter 11 of the Bankruptcy Code entered on January 22, 2014.
Exhibit 2.2	First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (confirmed by the Bankruptcy Court).
Exhibit 99.1	Schedules disclosing Company’s assets and liabilities as of 12/31/2013.